Exhibit 10.28

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY “***.”
Amendment #8
to the Yahoo! Publisher Network Contract #1-19868214
Effective Date April 24, 2009, as amended (the “Original Agreement”)

THIS AMENDMENT #8 to the Original Agreement (this “Amendment #8”) is made effective as of September 1, 2013 (the “Amendment #8 Effective Date) by and among Yahoo! Inc., Yahoo! Sarl (“Y! Sarl,” and together with Yahoo! Inc., “Yahoo!”) and Inuvo, Inc. (formerly known as Kowabunga, Inc.) (“Publisher”). Unless otherwise defined in this Amendment #8, all capitalized terms used herein have the respective meaning given to them in the Original Agreement.

In consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, Publisher and Yahoo hereby agree to amend the Original Agreement as follows:

1.	***

2.	Term Extension; Co-Termination.

a.
The “End Date” on the first page of the Service Order to the Original Agreement is hereby deleted and replaced with April 24, 2015. Notwithstanding anything to the contrary, the Original Agreement will automatically renew for additional 1 year periods unless either party gives notice of non-renewal at least 90 days before the expiration of the then current term.

b.	***

3.	Toolbar.

a.
The toolbar-related terms in the Affiliate Agreement (including but not limited to Attachments C and D of the Affiliate Agreement) are hereby incorporate by reference and amended to include Publisher such that both Publisher’s Affiliate and Publisher are subject to the same toolbar-related terms in the Affiliate Agreement and all rights, responsibilities, and obligations in connection with such terms.

4.	Section 8 of Attachment B to the Original Agreement is hereby amended to include the following at the end of the paragraph:

***

5.	***. Section 21 of Attachment B of the Original Agreement is hereby amended to include the following at the end of the paragraph:

***

6.	Attachment A (Implementation Requirements) is amended to add a new subsection 2 to Section C as follows:

“2. Publisher shall use commercially reasonable efforts to implement *** on all of Publisher’s Offerings and its Syndicated Sites within 60 days of the Amendment #8 Effective Date.

7.	Display to Search Implementation.

a.	The “Deployment of Services on Publisher Offerings” section of the Service Order is hereby amended to include the following:

“Link = Results: Hyperlink Results, Web Search Results; Publisher’s Offerings = Mapped Pages as approved by Yahoo! under this Agreement.
***.
***.
For clarity, any launch of the new Links and Results set forth in this Amendment #8 will be subject to Yahoo!’s prior approval. ***.”

b.	Attachment A (Implementation Requirements) is amended to add the following new section as Section G:

G. ***

1.	***.

2.	***.

3.	***.

4.	***.

5.	***.

6.	***.

7.	***.

b.	Attachment A (Implementation Requirements) is amended to include the mockups attached hereto on Exhibit A.

c.	Section 29 (Definitions) of Attachment B (Terms and Conditions) is amended as follows:

(a)	The following referenced definitions are amended and restated as set forth below (additions shown in italics):
Publisher’s Offerings: shall have the meaning set forth in the SO ***.
Links: Search Box, Address Bar, Hyperlinks or Ad Code, to the extent included in the SO.
Query: a search query or Error Query initiated from a Search Box or Address Bar, or a Hyperlink, or a request for Matched Ads initiated by the Ad Code on an Ad Page.

(b)	The following new definitions are added:
***: ***,
Approved Sites: sites each as cleared by Yahoo!’s certified classifier system and/or pre-approved by Yahoo! in accordance with criteria determined by Yahoo! and notified to Publisher.
***: ***.
***: ***.

8.Except as expressly set forth herein, the terms and conditions of the Original Agreement remain unmodified and in full force and effect.

9.In the event of a conflict between the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #8, the terms and conditions of this Amendment #8 shall control.

10.This Amendment #8 may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. This Amendment #8 may be executed by facsimile and such facsimile will be deemed to be an original.

IN WITNESS WHEREOF, each of Publisher and Yahoo! have caused their duly authorized representatives to enter into this Amendment #8, effective as of the Amendment #8 Effective Date.

Publisher and Yahoo! have caused their duly authorized representatives to execute this Agreement. Signed:
INUVO, INC.	YAHOO! INC.

By:/s/ Richard Howe	By: /s/ Al Echamendi

Name: Richard Howe	Name: Al Echamendi

Title:CEO	Title:VP, Bus Dev

Date: 9/18/2013	Date: 9/18/2013

YAHOO! SARL

By:/s/ Jean-Christophe Conti

Name:Jean-Christophe Conti

Title:VP Head of Partnerships Europe

Date: 10/2/2013

EXHIBIT A
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